UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT December 31, 2014

CRAWFORD DIVIDEND GROWTH FUND CLASS C

CRAWFORD DIVIDEND GROWTH FUND CLASS I

CRAWFORD DIVIDEND OPPORTUNITY FUND

CRAWFORD DIVIDEND YIELD FUND

For a prospectus and more information, including charges and expenses call 1-800-431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.	Fund Advisor: Crawford Investment Counsel, Inc. 600 Galleria Parkway, Suite 1650 Atlanta, Georgia 30339 www.CrawfordInvestmentFunds.com

Distributed by Unified Financial Securities, Inc.,
Member FINRA, 2960 N. Meridian St., Suite 300,
Indianapolis, IN 46208.

MANAGEMENT DISCUSSION & ANALYSIS – (Unaudited)

The goal of the Crawford Funds (the “Funds”) is to provide attractive returns over the longer term. Because our investment process focuses on dividend paying companies, we expect to produce a more stable return pattern, while assuming less risk than the popular market averages and peers. The orientation toward dividends implies higher quality companies which typically has a moderating influence on relative investment returns over any given period of time.

Crawford Investment Counsel, Inc. (the “Advisor”) relies on a company’s dividend history as an indicator of quality. Companies that pay dividends, and especially those that can increase dividends consistently over time, generally have businesses which are less cyclical, more predictable, and tend to be financially sound. The Advisor believes that dividend history and quality are inexorably linked.

In 2014, the financial markets once again treated investors with favor. Both stocks and bonds provided positive returns in 2014, reflecting a number of favorable trends. On a total return basis, stocks advanced for the sixth straight year, and positive bond returns were one of the surprises of the year. The U.S. economy stood out as a bulwark of strength among global economies, monetary policy remained accommodative, and Corporate America performed well.

A look back at 2014 reveals what, in our estimation, were three extraordinary events. During the year, oil prices literally plunged, benchmark interest rates declined precipitously and China saw its rate of economic growth continue to slow. It is rare for any one year to contain three events of this magnitude, and taken together, these are generally considered to be constructive developments. Each of these trends is disinflationary and reinforces the view that this particular economic expansion can be an unusually long one. Already in its sixth year, we expect the cycle to be of perhaps record duration, characterized by low inflation and interest rates. We note that bull markets in stocks tend to be associated with long economic up cycles, and we are expecting this secular bull market to persist until we see more of a threat. Certainly stock market corrections can occur, but corrections in an ongoing bull market are different from bear markets, which usually occur with recessions.

The Funds continue to be invested in accordance with their objectives and own higher quality, dividend-paying companies. Our expectations are that these will produce attractive investment results over a full-market cycle, and we strive to achieve a favorable trade-off between risk and return. The by-product of owning higher quality companies is typically lower beta stocks, which may not keep up with the proper averages in sustained market advances. We believe the Funds are positioned to capture some of market upsides, with some down market protection.

Dividend Growth Fund:

For the fiscal year ended December 31, 2014, the Crawford Dividend Growth Fund’s (“Dividend Growth Fund”) Class C Shares and Class I Shares produced total returns of 6.96% and 8.11%, respectively. Both classes of the Dividend Growth Fund underperformed relative to the 13.69% total return of the Standard & Poor’s 500 Index (“S&P 500”), the Fund’s benchmark, and underperformed relative to the 13.45% total return of the Russell 1000 Value Index for the same period. Given the Dividend Growth Fund’s dividend bias and more conservative orientation, it is not surprising that the results trailed many of the market averages in 2014. Not only do many of these indices contain non-dividend paying companies, but less than one-third of stocks in the S&P 500 outperformed the index in 2014. The market was fairly narrow, most stocks did worse than the indices and higher quality, dividend-paying companies were not advantaged in this environment.

For the year, the Dividend Growth Fund’s best performers were Digital Realty, Eli Lilly, and Genuine Parts. The worst performers were Tupperware, Ensco, and MDC Holdings.

Dividend Opportunity Fund:

For the fiscal year ended December 31, 2014, the Crawford Dividend Opportunity Fund (“Dividend Opportunity Fund”) produced a total return of 5.99%, which outperformed relative to the 4.89% total return of the Russell 2000 Index (“Russell 2000”), its benchmark, for the same period.

Smaller company stocks took a relative breather after a strong 2013. This proved to be a favorable environment for the Dividend Opportunity Fund to earn relative returns, as would be expected. The Dividend Opportunity Fund’s higher quality orientation enabled strong relative returns in the energy sector, but the dividend requirement created a headwind for the Dividend Opportunity Fund as biotechnology companies (these seldom pay dividends) were among the best performing industry groups in the Russell 2000.

For the year, the Dividend Opportunity Fund‘s best performers were Calavo Growers, Sun Communities, and Micrel. The worst performers were BreitBurn Energy Partners, Female Health, and EV Energy Partners.

INVESTMENT RESULTS – (Unaudited)

Total Returns

(for the periods ended December 31, 2014)

		Average Annual Returns
	One Year	Five Year	Ten Year
Crawford Dividend Growth Fund, Class C*	6.96%	10.61%	4.21%
Crawford Dividend Growth Fund, Class C (CDSC Adjusted)*	6.96%	10.61%	4.21%
S&P 500® Index**	13.69%	15.45%	7.67%
Russell 1000® Value Index**	13.45%	15.42%	7.30%

Total annual operating expenses as disclosed in the Fund’s prospectus dated April 30, 2014, were 1.98% of average daily net assets.

*	In compliance with SEC guidelines, these returns are presented above with and without a deduction of maximum sales charges and other non-recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed within one year of purchase and an annual 12b-1 fee of 1.00%.

**

The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500® Index or the Russell 1000® Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of a $10,000 Investment in the Crawford Dividend Growth Fund, Class C,

the S&P 500® Index, and the Russell 1000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 31, 2004 and held through December 31, 2014. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

Total Returns

(for the periods ended December 31, 2014)

		Average Annual Returns
	One Year	Five Year	Ten Year
Crawford Dividend Growth Fund, Class I	8.11%	11.71%	5.19%
S&P 500® Index*	13.69%	15.45%	7.67%
Russell 1000® Value Index*	13.45%	15.42%	7.30%

Total annual operating expenses as disclosed in the Fund’s prospectus dated April 30, 2014, were 0.98% of average daily net assets.

*

The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500® Index or the Russell 1000® Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of a $10,000 Investment in the Crawford Dividend Growth Fund, Class I,

the S&P 500® Index, and the Russell 1000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 31, 2004 and held through December 31, 2014. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

Total Returns

(for the periods ended December 31, 2014)

		Average Annual Returns
	One Year	Since Inception (September 26, 2012)
Crawford Dividend Opportunity Fund*	5.99%	19.08%
Russell 2000® Index**	4.89%	18.92%

Total annual operating expenses as disclosed in the Fund’s prospectus dated April 30, 2014, were 1.67% of average daily net assets (1.01% after fee waiver/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividend expenses on securities sold short; taxes; 12b-1 fees; indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) do not exceed 1.00% of the Fund’s average daily net assets through April 30, 2015. This expense cap may not be terminated prior to this date except by the Board of Trustees.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Russell 2000® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Russell 2000® Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of a $10,000 Investment in the Crawford Dividend Opportunity Fund and

the Russell 2000® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 26, 2012 (commencement of Fund operations) and held through December 31, 2014. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Russell 2000® Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

Total Returns

(for the period ended December 31, 2014)

Since Inception (November 14, 2014)
Crawford Dividend Yield Fund*	0.38%
Russell 1000® Value Index**	1.62%

Total annual operating expenses as disclosed in the Fund’s prospectus dated April 30, 2014, were 1.66% of average daily net assets (1.01% after fee waiver/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividend expenses on securities sold short; taxes; 12b-1 fees; indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) do not exceed 1.00% of the Fund’s average daily net assets through April 30, 2016. This expense cap may not be terminated prior to this date except by the Board of Trustees.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Russell 1000® Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Russell 1000® Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.
[2]	Common Stock.

The investment objective of the Crawford Dividend Growth Fund is total return. Total return is comprised of both capital appreciation and income. Under normal circumstances, the Crawford Dividend Growth Fund will invest at least 80% of its assets in securities of companies that pay regular dividends. This investment policy may not be changed without at least 60 days prior written notice to shareholders.

FUND HOLDINGS – (Unaudited) (continued)

[1]	As a percentage of net assets.
[2]	Common Stock.

The investment objective of the Crawford Dividend Opportunity Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. Total return is comprised of both capital appreciation and income.

FUND HOLDINGS – (Unaudited) (continued)

[1]	As a percentage of net assets.
[2]	Common Stock.

The investment objective of the Crawford Dividend Yield Fund is to provide attractive long-term total return with above average dividend yield, in comparison with the Russell 1000® Value Index. Total return is comprised of both capital appreciation and income.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUMMARY OF FUNDS’ EXPENSES – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

SUMMARY OF FUNDS’ EXPENSES – (Unaudited) (continued)

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period(1)	Annualized Expense Ratio
Crawford Dividend Growth Fund – Class C
Actual	$1,000.00	$1,004.20	$9.90	1.96%
Hypothetical (2)	$1,000.00	$1,015.32	$9.96	1.96%
Crawford Dividend Growth Fund – Class I
Actual	$1,000.00	$1,009.00	$4.86	0.96%
Hypothetical (2)	$1,000.00	$1,020.37	$4.89	0.96%
Crawford Dividend Opportunity Fund
Actual	$1,000.00	$1,035.30	$5.13	1.00%
Hypothetical (2)	$1,000.00	$1,020.16	$5.09	1.00%
Crawford Dividend Yield Fund
Actual*	$1,000.00	$1,003.80	$1.32	1.00%
Hypothetical (2)	$1,000.00	$1,019.84	$5.01	1.00%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2014 to December 31, 2014. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2)	Assumes a 5% annual return before expenses.

*	Information shown reflects values using the expense ratio for the period November 14, 2014 (date of commencement of operations) to December 31, 2014.

CRAWFORD DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

COMMON STOCKS – 99.31%	Shares	Fair Value
Consumer Discretionary – 12.35%
Gentex Corp.	75,000	$2,709,750
Genuine Parts Co.	36,050	3,841,848
Omnicom Group, Inc.	47,640	3,690,671
Tupperware Brands Corp.	44,160	2,782,080

		13,024,349

Consumer Staples – 6.56%
Procter & Gamble Co.	38,200	3,479,638
Wal-Mart Stores, Inc.	40,000	3,435,200

		6,914,838

Energy – 11.62%
Chevron Corp.	28,160	3,158,989
Ensco PLC–Class A	45,990	1,377,401
Exxon Mobil Corp.	29,620	2,738,369
Helmerich & Payne, Inc.	34,750	2,342,845
Williams Cos., Inc./The	58,610	2,633,933

		12,251,537

Financials – 22.59%
ACE Ltd.	32,210	3,700,285
Aflac, Inc.	55,670	3,400,880
American Express Co.	36,440	3,390,378
BlackRock, Inc.	9,990	3,572,024
M&T Bank Corp.	24,660	3,097,789
T. Rowe Price Group, Inc.	39,170	3,363,136
Willis Group Holdings PLC	73,560	3,296,224

		23,820,716

Health Care – 15.54%
Baxter International, Inc.	44,540	3,264,337
Eli Lilly & Co.	52,980	3,655,090
Johnson & Johnson	28,690	3,000,113
Merck & Co., Inc.	52,790	2,997,944
Stryker Corp.	36,780	3,469,457

		16,386,941

Industrials – 13.41%
Norfolk Southern Corp.	32,360	3,546,980
United Parcel Service, Inc.– Class B	35,340	3,928,748
United Technologies Corp.	27,060	3,111,900
W.W. Grainger, Inc.	13,910	3,545,520

		14,133,148

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2014

COMMON STOCKS – 99.31% – continued	Shares	Fair Value
Information Technology – 11.20%
Accenture PLC– Class A	39,600	$3,536,676
Linear Technology Corp.	25,290	1,153,224
Microsoft Corp.	76,330	3,545,529
Texas Instruments, Inc.	66,910	3,577,343

		11,812,772

Real Estate Investment Trust – 2.98%
Digital Realty Trust, Inc.	47,330	3,137,979

Telecommunication Services – 3.06%
AT&T, Inc.	96,060	3,226,655

TOTAL COMMON STOCKS (Cost $80,806,687)		104,708,935

Money Market Securities – 0.65%
Federated Prime Obligations Fund – Institutional Shares, 0.03% (a)	691,352	691,352

TOTAL MONEY MARKET SECURITIES (Cost $691,352)		691,352

TOTAL INVESTMENTS – 99.96% (Cost $81,498,039)		105,400,287

Other Assets in Excess of Liabilities – 0.04%		37,751

TOTAL NET ASSETS – 100.00%		$105,438,038

(a)	Rate disclosed is the seven day yield as of December 31, 2014.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

COMMON STOCKS – 97.45%	Shares	Fair Value
Consumer Discretionary – 18.49%
Buckle, Inc./The	32,300	$1,696,396
Columbia Sportswear Co.	34,794	1,549,725
Cracker Barrel Old Country Store, Inc.	7,705	1,084,556
Gentex Corp.	44,830	1,619,708
Hillenbrand, Inc.	42,040	1,450,380
John Wiley & Sons, Inc.– Class A	27,600	1,635,024
MDC Holdings, Inc.	27,770	735,072
Men’s Wearhouse, Inc./The	35,850	1,582,777
Monro Muffler Brake, Inc.	16,240	938,672
Rent-A-Center, Inc.	33,800	1,227,616
Tupperware Brands Corp.	24,630	1,551,690

		15,071,616

Consumer Staples – 2.20%
Calavo Growers, Inc.	6,832	323,154
Female Health Co./The	142,918	560,239
Nu Skin Enterprises, Inc. – Class A	20,800	908,960

		1,792,353

Energy – 3.94%
BreitBurn Energy Partners LP (a)	29,799	208,593
Bristow Group, Inc.	12,660	832,901
EV Energy Partners LP (a)	26,880	517,978
World Fuel Services Corp.	35,150	1,649,589

		3,209,061

Financials – 17.68%
BancFirst Corp.	20,601	1,305,897
Brown & Brown, Inc.	49,560	1,631,020
Bryn Mawr Bank Corp.	53,888	1,686,694
Calamos Asset Management, Inc. – Class A	12,646	168,445
Greenhill & Co., Inc.	36,300	1,582,680
Lazard Ltd. (a)	16,870	844,006
Manning & Napier, Inc.	100,504	1,388,965
Merchants Bancshares, Inc.	42,629	1,305,726
Platinum Underwriters Holdings Ltd.	10,840	795,873
South State Corp.	13,660	916,313
Sterling Bancorp	115,720	1,664,054
Tompkins Financial Corp.	20,160	1,114,848

		14,404,521

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2014

COMMON STOCKS – 97.45% – continued	Shares	Fair Value
Health Care – 12.12%
Atrion Corp.	5,530	$1,880,255
Landauer, Inc.	19,196	655,351
Meridian Bioscience, Inc.	67,150	1,105,289
PerkinElmer, Inc.	34,480	1,507,810
Psychemedics Corp.	93,942	1,415,706
Simulations Plus, Inc.	82,942	554,053
US Physical Therapy, Inc.	41,791	1,753,550
Utah Medical Products, Inc.	16,739	1,005,177

		9,877,191

Industrials – 14.58%
A.O. Smith Corp.	22,350	1,260,764
Applied Industrial Technologies, Inc.	29,710	1,354,479
Corporate Executive Board Co./The	17,200	1,247,516
Dun & Bradstreet Corp.	6,410	775,354
G&K Services, Inc., Class A	22,300	1,579,955
Landstar System, Inc.	11,340	822,490
TAL International Group, Inc.	18,210	793,410
Valmont Industries, Inc.	8,330	1,057,910
Watsco, Inc.	11,620	1,243,340
Werner Enterprises, Inc.	10,000	311,500
Woodward, Inc.	29,130	1,434,070

		11,880,788

Information Technology – 15.54%
Blackbaud, Inc.	27,600	1,193,976
Broadridge Financial Solutions, Inc.	36,090	1,666,636
Communications Systems, Inc.	32,360	345,928
Global Payments, Inc.	18,520	1,495,120
Intersil Corp. – Class A	111,570	1,614,418
Littelfuse, Inc.	16,490	1,594,088
Mesa Laboratories, Inc.	23,414	1,810,136
MTS Systems Corp.	23,240	1,743,697
National Instruments Corp.	38,620	1,200,696

		12,664,695

Materials – 6.14%
Compass Minerals International, Inc.	11,030	957,735
Cytec Industries, Inc.	27,400	1,265,058
HB Fuller Co.	28,220	1,256,637
NewMarket Corp.	1,640	661,789
RPM International, Inc.	17,000	862,070

		5,003,289

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2014

COMMON STOCKS – 97.45% – continued	Shares	Fair Value
Real Estate Investment Trusts – 5.11%
Coresite Realty Corp.	28,700	$1,120,735
EPR Properties	28,100	1,619,403
Sun Communities, Inc.	23,500	1,420,810

		4,160,948

Utilities – 1.65%
Laclede Group, Inc./The	18,640	991,648
South Jersey Industries, Inc.	6,010	354,169

		1,345,817

TOTAL COMMON STOCKS (Cost $69,080,448)		79,410,279

Money Market Securities – 1.94%
Federated Prime Obligations Fund – Institutional Shares, 0.03% (b)	1,581,796	1,581,796

TOTAL MONEY MARKET SECURITIES (Cost $1,581,796)		1,581,796

TOTAL INVESTMENTS – 99.39% (Cost $70,662,244)		80,992,075

Other Assets in Excess of Liabilities – 0.61%		495,037

TOTAL NET ASSETS – 100.00%		$81,487,112

(a)	Master Limited Partnership.

(b)	Rate disclosed is the seven day yield as of December 31, 2014.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND YIELD FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

COMMON STOCKS – 98.74%	Shares	Fair Value
Consumer Discretionary – 18.11%
Buckle, Inc./The	1,390	$73,003
Darden Restaurants, Inc.	1,650	96,740
Mattel, Inc.	2,340	72,411
McDonalds Corp.	1,210	113,377
MDC Holdings, Inc.	1,910	50,558
Omnicom Group, Inc.	1,000	77,470
Staples, Inc.	5,320	96,398
Tupperware Brands Corp.	1,470	92,610

		672,567

Consumer Staples – 15.08%
Altria Group, Inc.	2,410	118,741
Coca-Cola Co./The	1,730	73,041
Kraft Foods Group, Inc.	1,260	78,952
Lorillard, Inc.	950	59,793
Philip Morris International, Inc.	1,410	114,844
Procter & Gamble Co.	1,260	114,773

		560,144

Energy – 11.41%
Chevron Corp.	1,040	116,667
ConocoPhillips	1,000	69,060
Ensco PLC – Class A (United Kingdom)	2,780	83,261
Total SA ADR (France)	1,430	73,216
Williams Cos., Inc./The	1,820	81,791

		423,995

Financials – 14.24%
Ares Capital Corp. (a)	4,600	71,783
BlackRock, Inc.	260	92,966
Capstead Mortgage Corp.	3,040	37,331
Mercury General Corp.	2,170	122,974
New York Community Bancorp, Inc.	5,900	94,400
People’s United Financial, Inc.	7,200	109,296

		528,750

Health Care – 8.24%
AstraZeneca PLC ADR (United Kingdom)	480	33,782
GlaxoSmithKline PLC ADR (United Kingdom)	1,470	62,828
Johnson & Johnson	690	72,153
Merck & Co., Inc.	1,210	68,716
Meridian Bioscience, Inc.	4,160	68,474

		305,953

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND YIELD FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2014

COMMON STOCKS – 98.74% – continued	Shares	Fair Value
Industrials – 4.49%
Deere & Co.	840	$74,315
R.R. Donnelley & Sons Co.	3,470	58,313
TAL International Group, Inc.	780	33,985

		166,613

Information Technology – 9.76%
Accenture PLC – Class A (Ireland)	870	77,700
Intersil Corp. – Class A	6,330	91,595
Microsoft Corp.	2,170	100,796
Texas Instruments, Inc.	1,730	92,494

		362,585

Real Estate Investment Trusts – 7.58%
EPR Properties	1,330	76,648
HCP, Inc.	2,570	113,157
Sun Communities, Inc.	1,520	91,899

		281,704

Telecommunication Services – 6.74%
AT&T, Inc.	3,040	102,114
BCE, Inc. ADR (Canada)	1,470	67,414
Verizon Communications, Inc.	1,730	80,929

		250,457

Utilities – 3.09%
Southern Co.	2,340	114,917

TOTAL COMMON STOCKS (Cost $3,677,049)		3,667,685

Money Market Securities – 1.40%
Federated Prime Obligations Fund – Institutional Shares, 0.03% (b)	52,209	52,209

TOTAL MONEY MARKET SECURITIES (Cost $52,209)		52,209

TOTAL INVESTMENTS – 100.14% (Cost $3,729,258)		3,719,894

Liabilities in Excess of Other Assets – (0.14)%		(5,319)

TOTAL NET ASSETS – 100.00%		$3,714,575

(a)	Business Development Company
(b)	Rate disclosed is the seven day yield as of December 31, 2014.

ADR – American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Crawford Dividend Growth Fund
Assets
Investments, at cost	$81,498,039

Investments, at value	$105,400,287
Receivable for fund shares sold	67,919
Dividends receivable	237,574
Prepaid expenses	12,741

Total Assets	105,718,521

Liabilities
Payable for fund shares redeemed	144,162
Payable to Advisor	45,244
12b-1 fees accrued – Class C	7,302
Payable to administrator, fund accountant, and transfer agent	33,632
Payable to custodian	2,442
Payable to trustees	3,533
Accrued professional fees	33,207
Other accrued expenses	10,961

Total Liabilities	280,483

Net Assets	$105,438,038

Net Assets consist of:
Paid-in capital	$79,739,746
Accumulated undistributed net investment income	21,022
Accumulated undistributed net realized gain from investments transactions	1,775,022
Net unrealized appreciation on investments	23,902,248

Net Assets	$105,438,038

Class C:

Net Assets	$8,577,626

Shares outstanding (unlimited number of shares authorized, no par value)	680,767

Net asset value (“NAV”) and offering price per share (a)	$12.60

Class I:

Net Assets	$96,860,412

Shares outstanding (unlimited number of shares authorized, no par value)	7,641,152

Net asset value (“NAV”) and offering price per share	$12.68

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Crawford Dividend Opportunity Fund	Crawford Dividend Yield Fund
Assets
Investments, at cost	$70,662,244	$3,729,258

Investments, at value	$80,992,075	$3,719,894
Receivable for investments sold	583,831	–
Dividends receivable	115,718	11,277
Receivable from Advisor	–	21,466
Prepaid expenses	3,799	–

Total Assets	81,695,423	3,752,637

Liabilities
Payable for investments purchased	92,442	–
Payable to Advisor	47,807	–
Payable to administrator, fund accountant, and transfer agent	22,709	1,950
Payable to custodian	3,644	1,700
Payable to trustees	3,533	3,450
Accrued professional fees	28,909	26,075
Accrued organizational fees	–	2,705
Other accrued expenses	9,267	2,182

Total Liabilities	208,311	38,062

Net Assets	$81,487,112	$3,714,575

Net Assets consist of:
Paid-in capital	$70,224,891	$3,711,971
Accumulated undistributed net investment income	258,022	1,274
Accumulated undistributed net realized gain from investments transactions	674,368	10,697
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	10,329,831	(9,367)

Net Assets	$81,487,112	$3,714,575

Shares outstanding (unlimited number of shares authorized, no par value)	2,351,989	148,632

Net asset value, offering and redemption price per share	$34.65	$24.99

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF OPERATIONS

For the year ended December 31, 2014

	Crawford Dividend Growth Fund	Crawford Dividend Opportunity Fund	Crawford Dividend Yield Fund(a)
Investment Income
Dividend income	$2,919,646	$1,641,695	$21,842
Foreign dividend taxes withheld	–	–	(350)

Total investment income	2,919,646	1,641,695	21,492

Expenses
Investment Adviser fee	525,201	687,326	4,287
12b-1 fees –Class C	87,766	–	–
Administration expenses	91,296	62,267	3,917
Fund accounting expenses	51,062	31,832	2,611
Transfer agent expenses	52,480	35,191	3,908
Legal expenses	32,233	22,046	4,000
Registration expenses	35,233	9,176	—
Custodian expenses	13,389	15,111	1,700
Audit expenses	21,650	21,954	22,075
Trustee expenses	17,113	17,113	3,450
Insurance expenses	6,870	4,239	102
Pricing expenses	2,230	4,150	350
Report printing expenses	24,797	14,779	333
Offering expenses	–	–	710
Organizational expenses	–	–	2,705
CCO expenses	7,709	7,429	688
Miscellaneous expenses	3,642	196	–

Total expenses	972,671	932,809	50,836

Fees recouped by Adviser	120,749	–	–
Fees waived and reimbursed by Adviser	–	(205,138)	(37,969)
Fees voluntarily reduced by the administrator (b)	–	(40,262)	(8,486)

Net operating expenses	1,093,420	687,409	4,381

Net investment income	1,826,226	954,286	17,111

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions
Net realized gain on investment securities transactions	3,149,568	1,613,802	10,697
Net change in unrealized appreciation (depreciation) of investment securities and foreign currency transactions	3,177,311	2,187,193	(9,367)

Net realized and unrealized gain on investments and foreign currency transactions	6,326,879	3,800,995	1,330

Net increase in net assets resulting from operations	$8,153,105	$4,755,281	$18,441

(a)	For the period November 14, 2014 (commencement of operations) to December 31, 2014.
(b)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Crawford Dividend Growth Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase in Net Assets due to:
Operations
Net investment income	$1,826,226	$1,397,924
Net realized gain on investment securities	3,149,568	7,494,504
Net change in unrealized appreciation of investments	3,177,311	12,269,662

Net increase in net assets resulting from operations	8,153,105	21,162,090

Distributions
From net investment income – Class C	(71,654)	(60,910)
From net investment income – Class I	(1,733,545)	(1,327,565)
From net investment income – Class R	–	(53,406	)(a)
From net realized gain – Class C	(236,625)	(631,111)
From net realized gain – Class I	(2,708,152)	(6,101,723)

Total distributions	(4,749,976)	(8,174,715)

Capital Transactions –Class C
Proceeds from shares sold	193,498	1,199,908
Reinvestment of distributions	300,572	666,898
Amount paid for shares redeemed	(1,144,064)	(1,154,580)

Total Class C	(649,994)	712,226

Capital Transactions –Class I
Proceeds from shares sold	28,910,634	20,629,771
Reinvestment of distributions	2,414,470	4,720,522
Amount paid for shares redeemed	(21,997,549)	(12,660,771)

Total Class I	9,327,555	12,689,522

Capital Transactions –Class R
Proceeds from shares sold	–	284,220	(a)
Reinvestment of distributions	–	53,406	(a)
Amount paid for shares redeemed	–	(15,588,942	)(a)

Total Class R	–	(15,251,316)

Net increase (decrease) in net assets resulting from capital transactions	8,677,561	(1,849,568)

Total Increase in Net Assets	12,080,690	11,137,807

Net Assets
Beginning of period	93,357,348	82,219,541

End of period	$105,438,038	$93,357,348

Accumulated undistributed net investment income included in net assets at end of period	$21,022	$–

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Growth Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Share Transactions – Class C
Shares sold	15,459	101,474
Shares issued in reinvestment of distributions	24,678	56,297
Shares redeemed	(90,384)	(95,878)

Total Class C	(50,247)	61,893

Share Transactions – Class I
Shares sold	2,305,001	1,710,756
Shares issued in reinvestment of distributions	195,924	396,230
Shares redeemed	(1,726,707)	(1,046,786)

Total Class I	774,218	1,060,200

Share Transactions – Class R
Shares sold	–	25,047	(a)
Shares issued in reinvestment of distributions	–	4,492	(a)
Shares redeemed	–	(1,316,790	)(a)

Total Class R	–	(1,287,251)

Net increase (decrease) in shares outstanding	723,971	(165,158)

(a)	For the period January 1, 2013 to June 26, 2013. Effective June 26, 2013, Class R of the Fund was closed and Class R Shares then outstanding were redeemed.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Opportunity Fund		Crawford Dividend Yield Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period Ended December 31, 2014(a)
Increase in Net Assets due to:
Operations
Net investment income	$954,286	$419,015	$17,111
Net realized gain on investment securities	1,613,802	2,090,197	10,697
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	2,187,193	7,930,019	(9,367)

Net increase in net assets resulting from operations	4,755,281	10,439,231	18,441

Distributions
From net investment income	(692,077)	(359,734)	(15,837)
From net realized gain	(1,603,038)	(1,489,114)	–

Total distributions	(2,295,115)	(1,848,848)	(15,837)

Capital Transactions
Proceeds from shares sold	19,221,030	42,038,190	3,705,804
Reinvestment of distributions	2,011,844	1,664,738	11,756
Amount paid for shares redeemed	(1,983,139)	(1,261,743)	(5,589)

Net increase in net assets resulting from capital transactions	19,249,735	42,441,185	3,711,971

Total Increase in Net Assets	21,709,901	51,031,568	3,714,575

Net Assets
Beginning of period	59,777,211	8,745,643	–

End of period	$81,487,112	$59,777,211	$3,714,575

Accumulated undistributed net investment income included in net assets at end of period
	$258,022	$76,563	$1,274

Share Transactions
Shares sold	577,392	1,416,613	148,388
Shares issued in reinvestment of distributions	60,646	51,857	466
Shares redeemed	(59,673)	(39,231)	(222)

Net increase in shares outstanding	578,365	1,429,239	148,632

(a)	For the period November 14, 2014 (commencement of operations) to December 31, 2014.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND – CLASS C

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Selected Per Share Data
Net asset value, beginning of year	$12.23	$10.54	$10.41	$10.61	$9.55

Income from investment operations:
Net investment income	0.10	0.08	0.11	0.08	0.10
Net realized and unrealized gain (loss)	0.73	2.63	0.94	(0.21)	1.13

Total from investment operations	0.83	2.71	1.05	(0.13)	1.23

Less distributions to shareholders:
From net investment income	(0.10)	(0.09)	(0.11)	(0.07)	(0.17)
From net realized gain	(0.36)	(0.93)	(0.81)	–	–

Total distributions	(0.46)	(1.02)	(0.92)	(0.07)	(0.17)

Net asset value, end of year	$12.60	$12.23	$10.54	$10.41	$10.61

Total Return (a)	6.96%	26.05%	10.09%	-1.20%	12.91%
Ratios and Supplemental Data
Net assets, end of year (000)	$8,578	$8,939	$7,054	$6,093	$5,267
Ratio of expenses to average net assets	1.96%	1.98%	1.98%	1.98%	1.99	%(b)
Ratio of expenses to average net assets before waiver or recoupment	1.84%	1.89%	1.91%	2.10%	2.48%
Ratio of net investment income to average net assets	0.81%	0.64%	0.99%	0.74%	0.97%
Portfolio turnover rate	25%	34%	42%	31%	54%

(a)	Total return in the above table represents the rate that a shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include effect of the CDSC fee.
(b)	Effective July 15, 2010, Crawford Investment Counsel, Inc., advisor to the Fund, contractually agreed to lower the Fund’s expense cap to 0.98%, excluding 12b-1 fees of 1.00%, through April 30, 2015.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND – CLASS I

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each period)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Selected Per Share Data
Net asset value, beginning of year	$12.29	$10.59	$10.45	$10.66	$9.57

Income from investment operations:
Net investment income	0.23	0.19	0.23	0.18 (a)	0.20	(a)
Net realized and unrealized gain (loss)	0.74	2.65	0.94	(0.22)	1.14

Total from investment operations	0.97	2.84	1.17	(0.04)	1.34

Less distributions to shareholders:
From net investment income	(0.22)	(0.21)	(0.22)	(0.17)	(0.25)
From net realized gain	(0.36)	(0.93)	(0.81)	–	–

Total distributions	(0.58)	(1.14)	(1.03)	(0.17)	(0.25)

Net asset value, end of year	$12.68	$12.29	$10.59	$10.45	$10.66

Total Return (b)	8.11%	27.26%	11.25%	-0.31%	14.01%
Ratios and Supplemental Data
Net assets, end of year (000)	$96,860	$84,418	$61,509	$81,722	$51,636
Ratio of expenses to average net assets	0.96%	0.98%	0.98%	0.98%	0.99	%(c)
Ratio of expenses to average net assets before waiver or recoupment	0.84%	0.89%	0.91%	1.07%	1.48%
Ratio of net investment income to average net assets	1.82%	1.65%	1.95%	1.75%	2.03%
Portfolio turnover rate	25%	34%	42%	31%	54%

(a)	Per share amounts calculated using average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Effective July 15, 2010, Crawford Investment Counsel, Inc., advisor to the Fund, contractually agreed to lower the Fund’s expense cap to 0.98% through April 30, 2015.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each period)

	Year ended December 31, 2014	Year ended December 31, 2013	For the period ended December 31, 2012(a)
Selected Per Share Data
Net asset value, beginning of period	$33.70	$25.39	$25.00

Income from investment operations:
Net investment income	0.40	0.33	0.20	(b)
Net realized and unrealized gain	1.57	9.12	0.28

Total from investment operations	1.97	9.45	0.48

Less distributions to shareholders:
From net investment income	(0.33)	(0.29)	(0.09)
From net realized gain	(0.69)	(0.85)	–

Total distributions	(1.02)	(1.14)	(0.09)

Net asset value, end of period	$34.65	$33.70	$25.39

Total Return (c)	5.99%	37.53%	1.91	%(d)
Ratios and Supplemental Data
Net assets, end of period (000)	$81,487	$59,577	$8,746
Ratio of expenses to average net assets	1.00%	1.00%	1.00	%(e)
Ratio of expenses to average net assets before waiver	1.36%	1.66%	6.90	%(e)
Ratio of net investment income to average net assets	1.39%	1.30%	3.04	%(e)
Portfolio turnover rate	24%	34%	6	%(d)

(a)	For the period September 26, 2012 (commencement of operations) to December 31, 2012.
(b)	Per share amounts calculated using average shares method.
(c)	Total return in the above table represents the rate that the shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND YIELD FUND

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during the period)

	For the period ended December 31, 2014(a)
Selected Per Share Data
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income	0.12
Net realized and unrealized gain (loss)	(0.02	)(b)

Total from investment operations	0.10

Less distributions to shareholders:
From net investment income	(0.11)
From net realized gain	–

Total distributions	(0.11)

Net asset value, end of period	$24.99

Total Return (c)	0.38	%(d)
Ratios and Supplemental Data
Net assets, end of period (000)	$3,715
Ratio of expenses to average net assets	1.00	%(e)
Ratio of expenses to average net assets before waiver	11.61	%(e)
Ratio of net investment income to average net assets	3.91	%(e)
Portfolio turnover rate	9	%(d)

(a)	For the period November 14, 2014 (commencement of operations) to December 31, 2014.
(b)	The amount shown for a share outstanding throughout the period does not accord with the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2014

NOTE 1. ORGANIZATION

Crawford Dividend Growth Fund (“Dividend Growth Fund”), Crawford Dividend Opportunity Fund (“Dividend Opportunity Fund”) and Crawford Dividend Yield Fund (“Dividend Yield Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series of Unified Series Trust (the “Trust”). The Dividend Growth Fund was organized on December 7, 2003. The Dividend Opportunity Fund was organized on June 21, 2012. The Dividend Yield Fund was organized on May 19, 2014. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds are series of funds currently authorized by the Trustees. The investment advisor to the Funds is Crawford Investment Counsel, Inc. (the “Advisor”). The investment objective of the Dividend Growth Fund is to provide total return. The investment objective of the Dividend Opportunity Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. The investment objective of the Dividend Yield Fund is to provide attractive long-term total return with above average dividend yield, in comparison with the Russell 1000® Value Index. Total return is comprised of both capital appreciation and income.

The Dividend Growth Fund currently offers two classes of shares: Class C and Class I. Class I shares were first offered to the public on January 5, 2004; and Class C shares were first offered to the public on January 27, 2004. Class R shares commenced operations on February 14, 2012. Effective June 26, 2013, Class R of the Dividend Growth Fund was closed and all Class R shares then outstanding were redeemed. On matters that affect the Dividend Growth Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Dividend Opportunity Fund commenced operations on September 26, 2012. The Dividend Yield Fund commenced operations on November 14, 2014. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Funds and is entitled to such dividends and distributions out of income belonging to the Funds as are declared by the Trustees.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the Generally Accepted Accounting Principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Funds.

Security Transactions and Related Income – The Funds follow industry practice and records security transactions on the trade date for financial reporting purposes. The specific indentification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute their net investment income, net realized long-term capital gains and net realized short-term capital gains at least once per year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

The following reclassifications, which are primarily attributed to the re-designation of dividends paid, investments in partnerships and real estate investment trusts, and nontaxable distributions on corporate stock have been made to the following funds for the year ended December 31, 2014.

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain
Dividend Growth Fund	$(1)	$(5)	$6
Dividend Opportunity Fund	(4)	(80,750)	80,754

Contingent Deferred Sales Charges – With respect to Dividend Growth Fund Class C Shares, there is no initial sales charge on purchases. However, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current net asset value (“NAV”), will be imposed on such purchases if the shares are redeemed within 12 months of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and real estate investments trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available,

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Dividend Growth Fund
Investment Securities:
Common Stocks*	$104,708,935	$–	$–	$104,708,935
Money Market Securities	691,352	–	–	691,352
Total Investment Securities	105,400,287	–	–	105,400,287
Dividend Opportunity Fund
Investment Securities:
Common Stocks*	79,410,279	–	–	79,410,279
Money Market Securities	1,581,796	–	–	1,581,796
Total Investment Securities	80,992,075	–	–	80,992,075
Dividend Yield Fund
Investment Securities:
Common Stocks*	3,667,685	–	–	3,667,685
Money Market Securities	52,209	–	–	52,209
Total Investment Securities	3,719,894	–	–	3,719,894
*Refer	to Schedule of Investments for industry classifications.

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended December 31, 2014, there were no transfers between levels. The amount of transfers in/out is reflected at the securities’ fair value at the reporting period end.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement with respect to each Fund (each an “Agreement”), manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Advisor a fee based on each Fund’s average daily net assets as follows:

	Dividend Growth Fund	Dividend Opportunity Fund	Dividend Yield Fund
Management fee rate	0.50%	1.00%	1.00%
Management fees earned	$525,201	$687,326	$4,287
Fees recouped (waived)	$120,749	$(205,138)	$(37,969)

The Adviser contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses (excluding brokerage fees and commissions, borrowing costs, taxes, 12b-1 fees, acquired fund fees and expenses and extraordinary litigation expenses) do not exceed 0.98% of the Dividend Growth Fund’s average daily net assets and 1.00% with respect to the Dividend Opportunity Fund and Dividend Yield Fund, respectively. The contractual arrangement for Dividend Growth Fund and Dividend Opportunity Fund is in place through April 30, 2015. The contractual arrangement for Dividend Yield Fund is in place through April 30, 2016.

Each waiver or reimbursement by the Adviser is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred; provided that such Fund is able to make the repayment without exceeding the applicable expense limitation. For the year ended December 31, 2014, the Advisor recouped $120,749 from the Dividend Growth Fund.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at December 31, 2014, were as follows:

Fund	Amount	Expires December 31,
Dividend Opportunity Fund	$46,325	2015
	171,254	2016
	205,138	2017
Dividend Yield Fund	$37,969	2017

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. The Trust also retains HASI to act as each Fund’s transfer agent and to provide fund accounting services. Expenses incurred by the Funds for these expenses are allocated to the individual Funds based on each Fund’s relative net assets (subject to monthly minimum fees). Huntington National Bank (the “Custodian”)

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2014

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

serves as custodian of the Funds’ investments. For the fiscal year ended December 31, 2014, fees for administrative, transfer agent, and fund accounting services, reimbursement of out-of-pocket expenses, and Custodian expenses and the amounts due to HASI and the Custodian at December 31, 2014 were as follows:

	Crawford Dividend Growth Fund	Crawford Dividend Opportunity Fund	Crawford Dividend Yield Fund
Administration expenses	$91,296	$39,396	$–
Transfer agent expenses	52,480	29,533	1,950
Fund accounting expenses	51,062	20,099	–
Custodian expenses	13,389	15,111	1,700
Payable to HASI	33,632	22,709	1,950
Payable to Custodian	2,442	3,644	1,700

HASI contractually agreed to reduce its administrative, transfer agent, and fund accounting fees through September 30, 2014 for the Dividend Opportunity Fund. For the year ended December 31, 2014 this resulted in HASI waiving their fees in the amount of $40,262 for the Dividend Opportunity Fund. HASI has contractually agreed to waive all administrative, transfer agent, and fund accounting fees for a period of six months from the Fund’s inception for the Dividend Yield Fund, which resulted in waivers in the amount of $8,486 for the period ended December 31, 2014. The Dividend Yield Fund fees will be subject to a 50% discount for the subsequent six month period.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee who is not an “interested person” of the Trust received annual compensation of $34,200 from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $43,200 from the Trust. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings. For the fiscal year ended December 31, 2014, the Independent Trustees earned fees as follows:

	Dividend Growth Fund	Dividend Opportunity Fund	Dividend Yield Fund
Trustee expenses	$17,113	$17,113	$3,450
Payable to Trustees	3,533	3,533	3,450

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended December 31, 2014.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and the Custodian. A Trustee of the Trust is a member of management of the Custodian and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Crawford Dividend Growth Fund has adopted a Class C Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee to the Distributor, the Advisor or other

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2014

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

financial institutions of 1.00% of the Class C’s average daily net assets (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing the Class C shareholders) in connection with the promotion and distribution of the Crawford Dividend Growth Fund’s Class C shares or the provision of personal services to Class C shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. Pursuant to the Plan, the Board reviews, at least quarterly, a written report of the distribution expenses incurred on behalf of the Crawford Dividend Growth Fund under the Plan. For the fiscal year ended December 31, 2014, the Class C shares incurred 12b-1 Expenses of $87,766. At December 31, 2014, the Crawford Dividend Growth Fund owed the Distributor $7,302 in 12b-1 fees.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Dividend Growth Fund	Dividend Opportunity Fund	Dividend Yield Fund
Purchases
U.S. Government Obligations	$–	$–	$–
Other	31,414,712	32,967,834	4,002,983
Sales
U.S. Government Obligations	$–	$–	$–
Other	26,110,291	15,902,399	336,631

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. FEDERAL TAX INFORMATION

At December 31, 2014, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation) on Investments
Dividend Growth Fund	$25,752,379	$(1,966,673)	$23,785,706
Dividend Opportunity Fund	13,332,415	(2,778,537)	10,553,878
Dividend Yield Fund	103,610	(111,705)	(8,095)

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2014

NOTE 7. FEDERAL TAX INFORMATION – continued

At December 31, 2014, the aggregate cost of securities for federal income tax purposes was $81,614,581, $70,438,197 and $3,727,986 for the Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund and Crawford Dividend Yield Fund, respectively.

The tax character of distributions paid during the fiscal year ended December 31, 2014, was as follows:

Fund	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dividend Growth Fund – Class I	$1,957,918	$2,483,779	$4,441,697
Dividend Growth Fund – Class C	91,259	217,020	308,279
Dividend Opportunity Fund	1,663,484	631,631	2,295,115
Dividend Yield Fund	15,837	–	15,837

The tax character of distributions paid during the fiscal year ended December 31, 2013, was as follows:

	Distributions Paid From
Fund	Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
Dividend Growth Fund – Class I	$2,070,306	$5,358,982	$7,429,288
Dividend Growth Fund – Class C	137,733	554,288	692,021
Dividend Growth Fund – Class R	53,406	–	53,406
Dividend Opportunity Fund	1,841,878	6,970	1,848,848

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At December 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Accumulated undistributed ordinary income	Accumulated undistributed long-term capital gains	Accumulated capital and other losses	Unrealized appreciation (depreciation)	Total
Dividend Growth Fund	$21,022	$1,891,564	$–	$23,785,706	$25,698,292
Dividend Opportunity Fund	281,370	426,973	–	10,553,878	11,262,221
Dividend Yield Fund	10,699	–	–	(8,095)	2,604

The differences between the book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, differences related to partnership investments and the return of capital adjustments from underlying investments.

At December 31, 2014, the Funds did not have available any capital loss carryforwards or Deferred Post-October Losses.

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2014

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds entered into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since December 31, 2014, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

of the Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund,

and the Crawford Dividend Yield Fund of the Unified Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund, and the Crawford Dividend Yield Fund (the “Funds”), each a series of the Unified Series Trust, as of December 31, 2014, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the Crawford Dividend Growth Fund and Crawford Dividend Opportunity Fund for the years ended December 31, 2011 and December 31, 2012, respectively and prior were audited by another registered public accounting firm whose reports dated February 29, 2012 and February 26, 2013, respectively, expressed unqualified opinions on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2014, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 26, 2015

OTHER FEDERAL TAX INFORMATION (UNAUDITED)

The Form 1099-DIV you receive in January 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

For the year ended December 31, 2014, the following Funds paid qualified dividend income:

Qualified Dividend
Fund	Income
Dividend Growth Fund	100.00%
Dividend Opportunity Fund	70.81%
Dividend Yield Fund	0.00%

For the taxable year ended December 31, 2014, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received
Fund	Deduction
Dividend Growth Fund	100.00%
Dividend Opportunity Fund	69.72%
Dividend Yield Fund	0.00%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Long Term
Capital Gains
Fund	Paid Amount
Dividend Growth Fund	$2,700,799
Dividend Opportunity Fund	631,631
Dividend Yield Fund	–

The Funds designated the following amounts as short term capital gain distributions:

Short Term
Capital Gains
Fund	Paid Amount
Dividend Growth Fund	$243,972
Dividend Opportunity Fund	985,347
Dividend Yield Fund	–

BENEFICIAL OWNERSHIP (UNAUDITED)

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At December 31, 2014, Charles Schwab & Co. (“Charles Schwab”), for the benefit of its customers, owned 27.95%, 74.30% and 65.57% of the Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund and Crawford Dividend Yield Fund, respectively. The Trust does not know whether Charles Schwab or any underlying beneficial owners owned or controlled more than 25% of the voting securities of the Funds.

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 67) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 68) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 64) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 62) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Director and Immediate Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 65) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a non-depository trust company, since 2008; Advisors Charitable Gift Fund, a donor advised fund, since May 2005; Northeast Retirement Services, Inc., a provider of custom transfer agency and plan accounting services for retirement plans, nonprofits and investment managers, since February 2003; and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 15 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 59)*** Trustee, November 2007 to present (on leave)	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 53) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Joseph L. Rezabek (Age – 46) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012, Director since May 2014; Executive Vice President, The Huntington National Bank since March 2012; President of Huntington Funds since February 2013; President of Huntington Strategy Shares since February 2013, Director of Unified Financial Securities, Inc. since May 2014; Managing Director, Citi from 2006 to 2012.
Zachary P. Richmond (Age – 34) Treasurer and Chief Financial Officer, November 2014 to present	Manager, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age – 67) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 15 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

The Crawford Dividend Growth Fund (the “Growth Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Growth Fund and, as required by law, determines annually whether to approve the continuance of the Growth Fund’s management agreement with its investment adviser, Crawford Investment Counsel, Inc. (“Crawford”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Crawford, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened in October 2014 via teleconference to consider the renewal of the management agreement between the Trust and Crawford on behalf of the Growth Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (a) a detailed letter to Crawford requesting information that the Board likely would consider in renewing the Growth Fund’s management agreement, and Crawford’s responses; (b) a description of factors considered by the Board in approving the management agreement during the prior year; (c) commentary prepared by Crawford discussing the Growth Fund’s performance for the year ended August 31, 2014, factors affecting this performance, and why the performance varied from that of the Growth Fund’s benchmarks; (d) a schedule of the Growth Fund’s investments as of June 30, 2014; (e) Crawford’s Form ADV, Part 2A; (f) a memorandum prepared by the Administrator comparing the Growth Fund’s performance returns to the returns of the Growth Fund’s benchmarks, Morningstar category average, and peer group for the year-to-date, three-month, one-, three-, and five-year periods ended August 31, 2014; comparing the Growth Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other Growth Fund performance and volatility information as reported by Morningstar; (g) information provided by Crawford regarding the performance of other accounts managed by Crawford using a similar strategy as is used to manage the Growth Fund; (h) a profitability analysis prepared by Crawford with respect to the Growth Fund; (i) a soft dollar report for the Growth Fund prepared by Crawford; (j) a balance sheet for Crawford as of December 31, 2012 and 2013, and income statement for each of these years; (k) copies of the management agreement and current expense cap limitation agreement for the Growth Fund; (l) a memorandum prepared by Management Practice Inc. (“MPI”), which presented profitability data for 16 publicly owned investment management companies, including average profitability based on the type of advisory product offered; and (m) a report from the Trust’s Chief Compliance Officer summarizing his review of Crawford’s compliance policies and procedures. After discussing the materials, the Committee contacted certain executives of Crawford, including Crawford’s President, who also serves as a Portfolio Manager of the Growth Fund, and Crawford’s Chief Compliance Officer, and conducted an interview led by the Chairman of the Audit Committee.

At the Trustees’ November 2014 in-person meeting, the Trustees approved the continuation of the Trust’s management agreement with Crawford on behalf of the Growth Fund for an additional year. The Trustees’ approval of the Growth Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed Crawford’s responses regarding the resources provided to the Growth Fund and considered whether these resources are adequate in light of the desired growth in the level of the Growth Fund’s assets. The Trustees determined that Crawford’s resources appear reasonable, and specifically noted that Crawford continues to provide the services and support of various administrative and professional staff, including two portfolio managers and a chief compliance officer. The Trustees also noted Crawford’s representation that it manages approximately $4.4 billion in assets and that it maintains E&O insurance and a fidelity bond.

(b)	Fund Performance – The Trustees considered the Growth Fund’s performance. The Trustees noted that both Growth Fund share classes had trailed the performance of the Growth Fund’s benchmarks, the Russell 1000 Value and S&P 500 Indices, along with the Growth Fund’s peer group average and median, over the year-to-date and one- and five-year periods ended August 31, 2014. The Trustees also observed that, over the three-year period, both Growth Fund share classes had trailed the Russell 1000 Value Index and peer group median and average, while Class I shares had outperformed, and Class C shares had underperformed, the S&P 500 Index. The Trustees considered Crawford’s representation that in managing the Growth Fund, it seeks to achieve a return in line with its benchmark but with reduced risk as measured by the standard deviation of the Growth Fund compared to the standard deviation of the benchmarks. The Trustees noted Crawford’s representation that, for the seven-year period ended June 30, 2014, the standard deviation of returns for both Growth Fund share classes has been lower than the standard deviation of the Growth Fund’s benchmarks. The Trustees also considered Crawford’s explanation that, because of its strategy of mitigating risk, it would expect the Growth Fund to trail the benchmarks over periods of rallying equity markets, such as those the market has experienced in recent years.

The Trustees also considered Crawford’s representation that it manages other client accounts using the same dividend growth strategy that it uses to manage the Growth Fund. The Trustees reviewed composite performance information provided by Crawford for these accounts, and noted that, on a net basis, the composite had outperformed. The Trustees considered Crawford’s explanation that most of the difference in performance is attributable to the Growth Fund’s daily cash flows.

(c)	Fee Rate and Profitability – The Trustees considered that the Growth Fund’s gross advisory fee is lower than the peer group average and median for both share classes. The Trustees also noted that the Growth Fund is currently reimbursing Crawford for past waived/reimbursed fees and expenses under the Growth Fund’s expense cap. The Trustees noted that, as a result of these reimbursements, the Growth Fund’s net advisory fee is higher than its gross advisory fee. The Trustees considered that the net advisory fee for Class I shares is slightly higher than the Class I shares’ peer group average but slightly below the peer group median, while the net advisory fee for Class C shares is above the Class C shares’ peer group average and median. The Trustees noted that the net advisory fee appears reasonable, and that it should decrease in future years as the Growth Fund completes its recoupment of waived/reimbursed fees and expenses.

The Trustees considered Crawford’s representation that it manages a pooled investment vehicle using its dividend growth strategy, and that the Growth Fund’s net advisory fee is lower than the fee Crawford charges the pooled investment vehicle. The Trustees also noted that Crawford has agreed to continue to cap the Growth Fund’s expenses through April 30, 2015, though the Growth Fund’s expense ratio is currently below the level of this expense cap.

The Trustees considered other potential benefits that Crawford may receive in connection with its management of the Growth Fund. These benefits include third-party research obtained using soft dollars generated by certain Growth Fund transactions, which may be used to benefit the Growth Fund along with other Crawford advisory clients. The Trustees noted that Crawford directs the Growth Fund’s brokerage transactions to brokers who provide access to such research services, and considered Crawford’s representation that the average per share commission rates paid by the Growth Fund are the same for both execution only and soft dollar arrangements.

The Trustees also reviewed and discussed Crawford’s income statements and balance sheets, and reviewed a profitability analysis prepared by Crawford. The Trustees noted that, whether or not marketing expenses are taken into account, Crawford is earning a profit as a result of managing the Growth Fund. The Trustees determined that this profit was reasonable, in part based on their consideration of the data provided by MPI on average profitability for equity funds.

(d)

Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Crawford as the Growth Fund grows larger, and the extent to which this is reflected in the advisory fee. The Trustees considered that, though Crawford is making a profit as a result of managing the Growth Fund, it does not appear to have begun to realize any significant economies of scale. The Trustees noted that, over the past few years, Crawford has begun to receive its full management fee and recoup past waived/reimbursed Growth Fund expenses under its expense cap. The Trustees also considered Crawford’s explanation that it will consider adding break points to its advisory fee to reduce expenses in the future if the Growth Fund continues to grow. The Trustees determined that this issue required no immediate action, and that they would revisit the matter as changing circumstances – e.g., the growth of the Growth Fund – may render it appropriate to do so.

*    *    *    *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees approved the continuation of the management agreement between the Trust and Crawford on behalf of the Growth Fund for an additional year.

The Crawford Dividend Opportunity Fund (the “Opportunity Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Opportunity Fund and, as required by law, determines annually whether to approve the continuance of the Opportunity Fund’s management agreement with its investment adviser, Crawford Investment Counsel, Inc. (“Crawford”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Crawford, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened in July 2014 via teleconference to consider the renewal of the management agreement between the Trust and Crawford on behalf of the Opportunity Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (a) a detailed letter to Crawford requesting information that the Board likely would consider in reviewing the Opportunity Fund’s management agreement, and Crawford’s responses; (b) a description of factors considered by the Board in approving the Opportunity Fund’s initial management agreement in August 2012; (c) commentary prepared by Crawford discussing the Opportunity Fund’s performance over the twelve-months ended May 31, 2014, factors affecting this performance, and why the performance varied from that of the Opportunity Fund’s benchmark; (d) a schedule of the Opportunity Fund’s investments as of March 31, 2014; (e) a memorandum prepared by the Administrator comparing the Opportunity Fund’s performance returns to those of its benchmark, peer group and Morningstar category for the three-month, year-to-date, and one-year periods ended May 31, 2014; comparing the Opportunity Fund’s advisory fee and expense ratio to those of its peer group; and providing certain other Opportunity Fund performance and volatility information as reported by Morningstar; (f) Crawford’s balance sheet as of December 31, 2012 and 2013, and income statement for the 2012 and 2013 calendar years; (g) a profitability analysis prepared by Crawford with respect to its relationship with the Opportunity Fund; (h) a soft dollar report for the Opportunity Fund prepared by Crawford; (i) copies of the management agreement and expense cap limitation agreement between the Trust and Crawford on behalf of the Opportunity Fund; and (j) a report from the Trust’s Chief Compliance Officer summarizing his review of Crawford’s compliance policies and procedures. After discussing the materials, the Committee contacted certain executives of Crawford, including Crawford’s President, Chief Compliance Officer, and the Crawford Fund’s portfolio manager, and conducted an interview led by the Chairman of the Audit Committee.

At the Trustees’ August 2014 in-person meeting, the Trustees approved the continuation of the Trust’s management agreement with Crawford on behalf of the Opportunity Fund for an additional year. The Trustees’

approval of the Opportunity Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed Crawford’s responses regarding the resources provided to the Opportunity Fund, and considered whether these resources are adequate in light of the desired growth in the levels of the Opportunity Fund’s assets. The Trustees determined that Crawford’s resources appear reasonable, and specifically noted that Crawford continues to provide the services and support of various administrative and professional staff, including a portfolio manager and chief compliance officer. The Trustees considered Crawford’s representation that it manages approximately $4.4 billion, which includes a second mutual fund that is a series of the Trust. The Trustees also noted Crawford’s explanation that it was not proposing any changes to the level of services provided to the Opportunity Fund and that it did not intend to make any changes to the Opportunity Fund’s investment strategy.

(b)	Fund Performance – The Trustees considered the Opportunity Fund’s performance and reviewed materials provided by Crawford and the Administrator with respect to this performance. The Trustees noted that the Opportunity Fund had outperformed its peer group’s average and median returns, and the performance of its two benchmarks, the Russell 2000 and Russell 2000 Value Indices, over the year-to-date and one-year periods ended May 31, 2014. The Trustees considered Crawford’s explanation that much of this outperformance versus the benchmarks was the result of strong stock selection in the Information Technology and Financial sectors. The Trustees also considered Crawford’s representation that it does not manage any other client accounts using a similar strategy as it uses to manage the Opportunity Fund.

(c)	Fee Rate and Profitability – The Trustees noted that the Opportunity Fund’s gross advisory fee is higher than the peer group average and median, but that the Opportunity Fund’s net advisory fee is lower than the peer group average and median as a result of Crawford’s contractual obligation to cap the Opportunity Fund’s expenses. The Trustees considered that the Opportunity Fund’s overall net expense ratio is below that of the peer group average and median. The Trustees noted Crawford’s representation that it does not manage any other investment vehicles or separate accounts using a similar investment strategy to that which it uses to manage the Opportunity Fund, and thus comparisons to the advisory fee charged to the Opportunity Fund versus advisory fees charged to other Crawford clients would not be appropriate. The Trustees also noted that Crawford is obligated to cap the Opportunity Fund’s expenses through April 30, 2015.

The Trustees next reviewed a profitability analysis prepared by Crawford, which indicated that, without considering marketing or distribution expenses, Crawford is realizing a profit as a result of managing the Opportunity Fund. The Trustees determined that this profit was not excessive.

The Trustees considered other potential benefits that Crawford may receive in connection with its management of the Opportunity Fund. These benefits include third-party research obtained by soft dollars generated by certain Opportunity Fund transactions, which may be used to benefit the Opportunity Fund along with other Crawford advisory clients. The Trustees noted that Crawford directs the Opportunity Fund’s brokerage transactions to brokers who provide access to such research services, and considered Crawford’s representation that the average per share commission rates paid by the Opportunity Fund are the same for both execution only and soft dollar arrangements.

(d)

Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Crawford as the Opportunity Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that the Opportunity Fund is still relatively small and Crawford is still capping the Opportunity Fund’s expenses. Because of this, the Trustees determined that they would revisit this matter as changing circumstances–e.g., the growth of the Opportunity Fund – may render it appropriate to do so.

*    *    *    *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees approved the continuation of the management agreement between the Trust and Crawford on behalf of the Opportunity Fund for an additional year.

The Crawford Dividend Yield Fund (the “Yield Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Yield Fund and, at its May 2014 meeting, met in person to consider the approval for an initial two-year term of the Yield Fund’s management contract with its investment adviser, Crawford Investment Counsel, Inc. (“Crawford”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Crawford, requested and evaluated all information that the Trustees deemed necessary under the circumstances in connection with reviewing the Yield Fund’s management contract. This information was compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”), and provided to each Trustee in advance of the Board’s May 2014 meeting. The materials reviewed and discussed by the Trustees included: (a) a detailed letter to Crawford requesting information that the Trustees likely would consider in evaluating the Yield Fund’s management contract, and Crawford’s responses; (b) a comparison of the Yield Fund’s expected management fee and operating expenses versus those of a peer group of large-cap value equity funds; (c) a comparison of the performance of a peer group of funds seeking high dividend yield, the Yield Fund’s anticipated benchmark (the Russell 1000 Value Index), and a composite of separate accounts managed by Crawford using a similar strategy as is proposed to be used to managed the Yield Fund; (d) an analysis prepared by Crawford showing its expected profitability with respect to its relationship with the Yield Fund; (e) Crawford’s balance sheet as of December 31, 2012 and 2013, and income statement for each of the calendar years then ended; and (f) and copies of the proposed management contract and expense cap agreement for the Yield Fund. In addition, the Trustees considered a verbal report by the Trust’s Chief Compliance Officer regarding his evaluation of Crawford’s compliance program.

The Trustees approval of the Yield Fund’s management contract was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(a)	The Nature, Extent and Quality of Services – The Trustees noted that Crawford has experience managing mutual funds, as it already serves as adviser to two other mutual funds that are series of the Trust. The Trustees considered Crawford’s responses regarding the resources proposed to be provided to the Yield Fund, the adequacy of these resources in light of the desired growth in the levels of the Yield Fund’s assets, and whether the resources are sufficient. The Trustees determined that Crawford’s resources appear adequate, and specifically noted Crawford’s representation that the same portfolio manager who currently manages the Crawford Dividend Opportunity Fund will manage the Yield Fund, and that Crawford will provide the services of its head equity trader and Chief Compliance Officer.

(b)	Fund and Adviser Performance – The Trustees considered the performance of a composite of accounts managed by Crawford using substantially similar investment strategies to those proposed to be used to manage the Yield Fund, and compared this performance to that of the Yield Fund’s expected peer group and proposed benchmark for the one- and three-year periods ended March 31, 2014. The Trustees noted that Crawford’s composite had outperformed the benchmark and peer group average and median over these periods.

(c)	Fee Rates and Profitability – The Trustees evaluated the Yield Fund’s proposed fee structure, observing that the Fund would pay a 1.00% management fee and that Crawford had agreed to cap the Yield Fund’s expenses at 1.00% (with the standard expense cap exclusions). The Trustees noted that the Yield Fund’s proposed 1.00% gross management fee was higher than the peer group average and median, but that the Yield Fund’s projected net expense ratio was below that of the peer group median and average as a result of Crawford’s obligation to cap certain operating expenses. The Trustees also noted that, under the expense cap, the Yield Fund’s net management fee was projected to be equal to the peer group median, though higher than the peer group average.

The Trustees reviewed an analysis prepared by Crawford on the estimated profitability of the Yield Fund’s proposed management contract, which indicated that Crawford would realize a profit as a result of managing the Yield Fund both before and after taking marketing expenses into account. The Trustees determined that this estimated profit was not excessive. The Trustees also reviewed Crawford’s balance sheet and income statement, and determined that Crawford appears to be well-capitalized and to be able to meet its obligations to the Yield Fund.

(iv)	Economies of Scale – In determining the reasonableness of the management fee, the Trustees also considered whether economies of scale will likely be realized by Crawford as the Yield Fund grows larger, and the extent to which this is reflected in the management fee. The Trustees noted that while there are no breakpoints in the Yield Fund’s fee schedule, it would be unlikely that the Yield Fund would grow in the near term to a size where Crawford would begin to realize significant economies of scale. The Trustees determined to revisit this matter in the future as changing circumstances – e.g., the growth of the Crawford Fund – may render it appropriate to do so.

*    *    *    *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees approved the initial management agreement between the Trust and Crawford on behalf of the Yield Fund for a two-year term.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 431-1716 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Joseph L. Rezabek, Senior Vice President

Zachary P. Richmond, Chief Financial Officer and

Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

1100 Huntington Center

41 S. South Street

Columbus, OH 43215

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Crawford Funds:	FY 2014	$54,225
	FY 2013	$36,150

(b)	Audit-Related Fees

Registrant
Crawford Funds:	FY 2014	$0
	FY 2013	$0

(c)	Tax Fees

Registrant

Crawford Funds:	FY 2014	$12,000
	FY 2013	$8,000

Nature of the fees:    Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

Crawford Funds:	FY 2014	$0
	FY 2013	$0

Nature of the fees: Fund Accounting system conversion testing and additional issuances of consent

(e) (1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2014	$0	$0
FY 2013	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, President

Date	3/4/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, President

Date	3/4/2015

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	3/4/2015